UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2024

MSP Recovery, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39445 (Commission File Number)	84-4117825 (I.R.S. Employer Identification No.)

3150 SW 38th Avenue Suite 1100 Miami, Florida		33146
(Address of principal executive offices)		(Zip Code)

(305) 614-2222

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	LIFW	The Nasdaq Global Market

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $287.50 per share	LIFWW	The Nasdaq Global Market

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $0.0025 per share	LIFWZ	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the first Amendment to the Master Transaction Agreement, dated April 11, 2023 (the “First Amendment”), for each calendar month beginning with January 31, 2024 and ending when the VRM Full Return (as defined in the Master Transaction Agreement dated March 9, 2022 (the “MTA”)) is paid in full, MSP Recovery, Inc. (the “Company”) is required to either: (i) pay in cash or (ii) issue a warrant to purchase a number of shares of Class A Common Stock of the Company, or some combination thereof, to Virage Recovery Master LP (“VRM”) such that the value is equal to the quotient of 1% of the calendar month-end balance of the Unpaid Base Amount and the VWAP (each, as defined in the MTA), at an exercise price of $0.0001 per share (the “Required Monthly Issuance”).

Pursuant to the Required Monthly Issuance, on October 23, 2024 the Company issued to VRM: (i) a warrant with an effective Original Issue Date of September 1, 2024 to purchase 43,380,152 shares of the Company’s Class A Common Stock, par value $0.0001 per share at a purchase price of $0.0001 per share, and (ii) a warrant with an effective Original Issue Date of October 1, 2024 to purchase 66,322,033 shares of the Company’s Class A Common Stock, par value $0.0001 per share at a purchase price of $0.0001 per share (collectively, the “Warrants”). The Warrants are exercisable for two years from the Original Issue Date, as defined therein.

The Warrants have not been registered under the Securities Act of 1933 (the “Securities Act”) or under any state securities law in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act.

This Item 3.02 contains only a brief description of the material terms of the Warrants, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the Warrants, which are attached hereto as Exhibit 4.1 and 4.2, and are incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits

Exhibit Number	Description
4.1	VRM Monthly Warrant dated September 1, 2024
4.2	VRM Monthly Warrant dated October 1, 2024
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSP RECOVERY, INC.
Dated: October 25, 2024

	By:	/s/ Alexandra Plasencia
	Name:	Alexandra Plasencia
	Title:	General Counsel